                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                              -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  November 22, 1996




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)



        Delaware                       1-12898                 38-2011419
        --------                       -------                 ----------
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
  of incorporation)                                        Identification No.)

27555 Farmington Road                                          48334-3357
Farmington Hills, Michigan                                     ----------
--------------------------                                     (Zip Code)
  (Address of principal
   executive offices)




Registrant's telephone number, including area code: (810) 488-7000



Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of November 25, 1996 for Series 1987-2,
         Distribution Reports as of December 1, 1996 for Series 1988-1 and 1988-2, and Distribution Reports as of November 20, 1996 for Series 1990-1.


                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                   (Registrant)




Date:  November 22, 1996             By: /s/ Larry N. Ciofu
                                         ------------------------
                                             Larry N. Ciofu
                                             Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

                Distribution Date Statement for November  25, 1996

        COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
2-A   0.0000%           $0.00      45,100          $0.00            $0.00

2-B   7.0000%           $0.00      18,000          $0.00            $0.00

2-C   7.0000%           $0.00      19,700          $0.00            $0.00

2-D   9.5500%   $1,212,000.00       1,577      $9,645.50        $9,645.50

2-E   9.9500%  $12,375,194.05       5,200    $102,610.98            $0.00
              ---------------- ----------- -------------- ----------------
               $13,587,194.05      89,577    $112,256.48        $9,645.50


     Agency MBS Collections :
             Interest                                         $113,390.09
             Principal                                        $244,276.02
     Investment Income                                            $550.08
     Excess from previous month                                    172.03
                                                          ----------------
     TOTAL AVAILABLE                                          $358,388.22

     Due to Class 2-D INTEREST                                 ($9,645.50)
     Due to Class 2-D REDEMPTION                             ($347,059.03)
     Due to Class 2-D (rounded down to even $1,000)          ($347,000.00)
     Excess in Collection Account                                 ($59.03)
                                                          ----------------
     Available for Expenses and Residual Payments               $1,683.69

     Expenses Payable                                            ($322.18)

                                                          ----------------
     Net Balance                                                $1,361.51
                                                          ================


     Due to Residual Holders                                    $1,361.51

     Amount Payable Per Individual
     Residual Certificate (5% Denomination):                     $68.0755

                   Distribution Date Statement for November  25, 1996
        Interest                       Principal         Principal         Per $1,000
       Payable Per     Principal       Payable Per       Balance After      CTF After
Class   $1,000 CTF      Payable         $1,000 CTF     November  25, 1996   November  25, 1996
-----  ------------  --------------  ----------------  ------------------   ------------------
2-A     $0.000000                         $0.000000                              $0.000000

2-B     $0.000000                         $0.000000                              $0.000000

2-C     $0.000000                         $0.000000                              $0.000000

2-D     $6.116360     $347,000.00 **       -               $865,000.00       $1,000.000000

2-E     $0.000000         -                -            $12,477,805.03       $2,399.577890
                    --------------                    -----------------
                            $0.00                       $13,342,805.03

 Ending Aggregate Agency MBS Balance:                   $13,362,537.12

 Excess in collection Act  as                                  $172.03
 Accrual Distribution Amount:                              $102,610.98
 Aggregate Cash Flow Value Decline:                        $244,276.02
 Principal to Class 2-D Redemption                        ($347,000.00)
                                                      -----------------
                                                                $59.03
 Principal Distributable to Class 2-D                      $347,000.00
                                                      -----------------
 Aggregate Amount of Principal Distributable:              $347,059.03




                                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                                 as Trustee
                                                 Corporate Trust Division
                                                 Suite 0126
                                                 One First National Plaza
                                                 Chicago, Illinois  60670
                                                 (312)407-4660



 ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

               Distribution Date Statement for December 1, 1996



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $14,084,777.30      10,440    $116,199.41      $116,199.41
               ---------------- ----------- -------------- ----------------
                $14,084,777.30     100,000    $116,199.41      $116,199.41

      Agency MBS Collections :
              Interest                                         $117,375.38
              Principal                                        $260,457.98
      Investment Income                                            $603.61
                                                           ----------------
      TOTAL AVAILABLE                                          $378,436.97

      Due to Certificateholders                               ($376,657.39)
                                                           ----------------
      Available for Expenses and Residual Payments               $1,779.58

      Expenses Payable                                            ($334.11)

                                                           ----------------
      Net Balance                                                $1,445.47
                                                           ================


      Due to Residual Holders                                    $1,445.47

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $72.2735

                                                                     Principal Balance
          Interest                    Principal       Principal      Per $1,000
        Payable Per    Principal     Payable Per    Balance After    CTF After
Class    $1,000 CTF     Payable*      $1,000 CTF   December  1, 1996 December  1, 1996
-----   ------------ --------------  ------------  ----------------  ----------------
  A       $0.000000          $0.00     $0.000000             $0.00         $0.000000

  B       $0.000000          $0.00     $0.000000             $0.00         $0.000000

  Z      $11.130212    $260,457.98    $24.948082    $13,824,319.32     $1,324.168517
                     --------------                ----------------
                       $260,457.98                  $13,824,319.32

        Ending Aggregate Agency MBS Balance:        $13,824,586.85

                     Accrual Distribution Amount:                              $0.00
                     Aggregate Cash Flow Value Decline:                  $260,457.98
                                                                     ----------------
                     *Aggregate Amount of Principal Distributable:       $260,457.98




                                                   THE FIRST NATIONAL BANK OF CHICAGO
                                                   as Trustee
                                                   Corporate Trust Division
                                                   Suite 0126
                                                   One First National Plaza
                                                   Chicago, Illinois  60670
                                                   (312)407-4660

                    *

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
               Distribution Date Statement for December 1, 1996

       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      39,750          $0.00            $0.00

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%           $0.00      14,580          $0.00            $0.00

 2-Z   9.4000%  $17,115,447.88      10,200    $134,071.01      $134,071.01
               ---------------- ----------- -------------- ----------------
                $17,115,447.88     100,000    $134,071.01      $134,071.01


      Agency MBS Collections :
              Interest                                         $135,497.43
              Principal                                        $213,179.47
      Investment Income                                            $615.78
                                                           ----------------
      TOTAL AVAILABLE                                          $349,292.68

      Due to Certificateholders                               ($347,250.48)
                                                           ----------------
      Available for Expenses and Residual Payments               $2,042.20

      Expenses Payable                                            ($385.74)

      Net Balance                                                $1,656.46
                                                           ================

      Due to Residual Holders                                    $1,656.46

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $82.8230
                                                                      Principal Balance
          Interest                     Principal       Principal      Per $1,000
        Payable Per     Principal     Payable Per    Balance After    CTF After
Class    $1,000 CTF     Payable*       $1,000 CTF   December  1, 1996 December  1, 1996
-----   ------------ ---------------  ------------  ----------------  ----------------
 2-A      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-B      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-C      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-D      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-Z     $13.144217     $213,179.47    $20.899948    $16,902,268.41     $1,657.085138
                     ---------------                ----------------
                        $213,179.47                  $16,902,268.41

        Ending Aggregate Agency MBS Balance:         $16,902,283.16

                     Accrual Distribution Amount:                               $0.00
                     Aggregate Cash Flow Value Decline:                   $213,179.47
                                                                      ----------------
                     *Aggregate Amount of Principal Distributable:        $213,179.47

                     Principal Allocation:          Class 2-A:                 0.0000%
                                                    Class 2-D:                 0.0000%



                                                    THE FIRST NATIONAL BANK OF CHICAGO
                                                    as Trustee
                                                    Corporate Trust Division
                                                    Suite 0126
                                                    One First National Plaza
                                                    Chicago, Illinois  60670
                                                    (312)407-4660



                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

            Distribution Date Statement for      November 20, 1996

                     UPPER TIER REMIC REGULAR CERTIFICATES

         COUPON        Principal       Number of     Interest      Interest
Class     RATE        Outstanding    Cert.           Accrued       Payable
----- ------------- ---------------- ------------- ------------ --------------
 1-A        8.5000%           $0.00        15,250        $0.00          $0.00

 1-B        9.0000%           $0.00        10,500        $0.00          $0.00

 1-C        9.0000%           $0.00         6,500        $0.00          $0.00

 1-D        9.0000%   $1,058,951.57        16,500    $7,942.14      $7,942.14

 1-E        9.0000%  $12,000,000.00        12,000   $90,000.00     $90,000.00

 1-F        0.0000%           $0.00        18,500        $0.00          $0.00

 1-G        0.0000%           $0.00        12,450        $0.00          $0.00

 1-H        0.0000%           $0.00         4,850        $0.00          $0.00

 1-I      259.5000%      $26,117.90           152    $5,648.00      $5,648.00
                    ---------------- ------------- ------------ --------------
                     $13,085,069.47        96,702  $103,590.14    $103,590.14

                                                                                 Principal Balance
              Interest                         Principal        Principal        Per $1,000
            Payable Per        Principal      Payable Per      Balance After     CTF After
Class        $1,000 CTF         Payable*      $1,000 CTF    November  20, 1996   November  20, 1996
-----   -------------------- --------------  -------------  -------------------  --------------------
 1-A              $0.000000          $0.00      $0.000000                $0.00             $0.000000

 1-B              $0.000000          $0.00      $0.000000                $0.00             $0.000000

 1-C              $0.000000          $0.00      $0.000000                $0.00             $0.000000

 1-D              $0.481342    $439,755.80     $26.651867          $619,195.77            $37.527016

 1-E              $7.500000        -               -            $12,000,000.00         $1,000.000000

 1-F              $0.000000          $0.00      $0.000000                $0.00             $0.000000

 1-G              $0.000000          $0.00      $0.000000                $0.00             $0.000000

 1-H              $0.000000          $0.00      $0.000000                $0.00             $0.000000

 1-I             $37.157895        $879.51      $5.786250           $25,238.39           $166.042039
                             --------------                 -------------------
                               $440,635.31                      $12,644,434.16

                     UPPER TIER REMIC REGULAR CERTIFICATES

         COUPON        Principal       Number of     Interest      Interest
          RATE        Outstanding    Cert.           Accrued       Payable
      ------------- ---------------- ------------- ------------ --------------
 1-R        0.0000%           $0.00         3,298        $7.97          $7.97
                                                                                 Principal Balance
              Interest                         Principal        Principal        Per $1,000
            Payable Per        Principal      Payable Per      Balance After     CTF After
             $1,000 CTF         Payable*      $1,000 CTF    November 20, 1996    November 20, 1996
        -------------------- --------------  -------------  -------------------  --------------------
 1-R              $0.002417          $0.00      $0.000000                $0.00             $0.000000

                      LOWER TIER REMIC REGULAR INTERESTS

                                                                                     Principal
         COUPON        Principal       Number of     Interest     Principal        Balance After
Class     RATE        Outstanding    Certificates    Accrued       Payable*      November  20, 1996
----- ------------- ---------------- ------------- ------------ --------------  --------------------
1-AS        9.5000%           $0.00        15,311        $0.00          $0.00                 $0.00

1-BS        9.5000%           $0.00        10,521        $0.00          $0.00                 $0.00

1-CS        9.5000%           $0.00         6,513        $0.00          $0.00                 $0.00

1-DS        9.5000%   $1,078,487.44        16,533    $8,538.03    $440,635.31           $637,852.13

1-ES        9.5000%  $12,024,000.00        12,024   $95,190.00        -              $12,024,000.00

1-FS        9.5000%           $0.00        30,950        $0.00          $0.00                 $0.00

1-HS        9.5000%           $0.00         8,148        $0.00          $0.00                 $0.00

                    ---------------- ------------- ------------ --------------  --------------------
                     $13,102,487.44       100,000  $103,728.03    $440,635.31        $12,661,852.13

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
               DISTRIBUTION DATE STATEMENT FOR November  20, 1996



Agency MBS Collections :
         Interest                                         $103,598.11
         Principal                                        $440,635.31
Investment Income                                             $290.68
                                                    ------------------
Lower Tier REMIC Collection Account                       $544,524.10
                                                    ------------------
Upper Tier REMIC Collection Account                       $544,524.10

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificate                     ($440,635.31)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                    ($103,590.14)

Expenses Payable                                                $0.00


REMIC Taxes Payable                                             $0.00

Interest Payable to Class 1-R Certificate                      ($7.97)



Principal Payable to Class 1-R Certificate                      $0.00

Due to Class 1-RS Certificate                                ($290.68)
                                                    ------------------
Net Balance                                                     $0.00
                                                    ==================

Beginning Aggregate Agency MBS Balance :              $100,001,006.61
Ending Aggregate Agency MBS Balance :                  $12,645,440.59


 Aggregate Cash Flow Value Decline:                       $440,635.31
                                                    ------------------
 *Aggregate Amount of Principal Distributable:            $440,635.31



 Principal Allocation:


 Aggregate Amount of Principal
 Distributable to Classes 1-D and 1-I:

 Class 1-D:               2.66518667%
 Class 1-I:               0.57862500%

 Aggregate Amount of Principal
 Distributable to Classes 1-G,1-H and 1-R :

 Class 1-R:               0.00000000%





 THE FIRST NATIONAL BANK OF CHICAGO,
 as Trustee
 Corporate Trust Division
 Suite 0126
 One First National Plaza
 Chicago, Illinois  60670
 (312)407-4660

